--------------------------------------------------------------------------------


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------


                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 22, 2003

                              -------------------

                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                      000-33267                 43-1723043
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

 717 NORTH HARWOOD STREET,
        SUITE 1500
       DALLAS, TEXAS                                             75201
    (Address of principal                                      (Zip code)
     executive offices)


       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        In a press release dated September 22, 2003, Odyssey HealthCare, Inc. announced that it has promoted Deborah A. Hoffpauir, currently senior vice president of operations, to senior vice president and chief operating officer effective October 1, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits.

                 99.1     Press release dated September 22, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ODYSSEY HEALTHCARE, INC.



Date: September 22, 2003                      By: /s/ DOUGLAS B. CANNON
                                                  ------------------------------
                                                  Douglas B. Cannon
                                                  Senior Vice President
                                                  and Chief Financial Officer